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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of the Post-Effective Amendment of the Registration Statement on Form SB-2.

                                          Arthur Andersen LLP

New York, New York

May 23, 1997